UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 29, 2016

Longbau Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-194583	46-5011565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 100-11, Sec. 1, Zhongqing Rd
North Dist,, Taichung City 404,
Taiwan (R.O.C)

(Address of principal executive offices, including zip code)

+ 852 58059452
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 29, 2016, Longbau Group, Inc. (“Longbau”), Long Bao Life Technology Co., Ltd (“Long Bao Life”), the Shareholders of Long Bao Life, and Tsai Ko entered into a Share Exchange Agreement (the “Long Bao Life Agreement”). Long Bao Life is a private company incorporated in Taiwan in 2007. At the December 29, 2016 closing of the Long Bao Life Agreement, 250,000 shares of Longbau common stock, par value $0.00001 per share were issued to Long Bao Life shareholders in exchange for 100% of Long Bao Life's issued and outstanding ownership interests (“Long Bao Life Exchange Shares”). Upon completion of the foregoing transaction, Long Bao Life became a wholly-owned subsidiary of Longbau.

Long Bao Life provides pre-need and at need funeral services and sells funeral related products, such as urns, in Taiwan. A pre-need death care contract enables a customer to make his/her own funeral arrangements in advance and prepay for the funeral, which reduces the burden of the family at the time of bereavement as well as avoids the influence of rising costs. Also, the company provides consulting services to customer prior to the purchase.

On December 29, 2016, Longbau, Ho-Cheng Insurance Brokers Co., Ltd. (“Ho-Cheng Insurance”), the shareholders of Ho-Cheng Insurance and Tsai Ko entered into a Share Exchange Agreement (the “Ho-Cheng Insurance Agreement”). Ho-Cheng Insurance is a private company incorporated in Taiwan in 2001. At the December 29, 2016 closing of the Ho-Cheng Insurance Agreement, 250,000 shares of Longbau common stock, par value $0.00001 per share were issued to Ho-Cheng Insurance shareholders in exchange for 100% of Ho-Cheng Insurance’s issued and outstanding ownership interests (“Ho-Cheng Insurance Exchange Shares”). Upon completion of the foregoing transaction, Ho-Cheng Insurance became a wholly-owned subsidiary of Longbau.

Ho-Cheng Insurance, a Taiwan based insurance intermediary company focuses on sales of life, property and casualty insurance products underwritten by insurance companies as well as insurance brokerage services. The company has been cooperating with many insurance companies operating in Taiwan to distribute a wide variety of insurance products to customers.

Tsai Ko, Longbau’s Chief Executive Officer, Director and owner of 30% of Longbau’s outstanding common stock is (i) the Chief Executive Officer of Long Bao Life and owner of 12% of Long Bao Life’s ownership interests; and (ii) owner of 23% of Ho-Cheng Insurance’s ownership interests.

Yueh-Kuei Ko, Longbau’s Chief Financial Officer, Director, and owner of 5% of Longbau’s outstanding common stock is (i) a Long Bao Life Director and 17.9% owner of Long Bao Life’s ownership’s interests and (ii) the Chief Executive Officer of Ho-Cheng Insurance and a 27% owner of Ho-Cheng Insurance’s ownership interests.

Tsai Ko and Chich-Wei Huang are married. Tsai Ko, Yueh-Kuei Ko and Ming-Ching Ko are siblings. Kai-Hsiang Tu is Chich-Wei Huang's cousin.

The Long Bao Life Agreement and Ho-Cheng Insurance Agreement are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The following financials statements are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1 – Audited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Years Ended December 31, 2015 and 2014

Exhibit 99.2 – Audited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Years Ended December 31, 2015 and 2014

Exhibit 99.3 – Interim Unaudited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Nine Months Ended September 30, 2016 and 2015

Exhibit 99.4 – Interim Unaudited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Nine Months Ended September 30, 2016 and 2015

Exhibit 99.5 – Unaudited Pro Forma Combined Financial Statements for Longbau Group, Inc., Long Bao Life Technology Co., Ltd. and Ho-Cheng Insurance Brokers Co., Ltd. as of September 30, 2016, for the Nine Months Ended September 30, 2016 and for the Year Ended December 31, 2015

Item 3.02.	Unregistered Sale of Securities

The information set forth in Item 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On December 29, 2016, the Company issued 500,000 shares of its common stock to several non U.S. individuals in exchange for the Long Bao Life Exchange Shares and the Ho-Cheng Insurance Exchange Shares. The issuance was made pursuant to an exemption from registration contained in Regulation S under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The following financial statements are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1 – Audited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Years Ended December 31, 2015 and 2014

Exhibit 99.2 – Audited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Years Ended December 31, 2015 and 2014

Exhibit 99.3 – Interim Unaudited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Nine Months Ended September 30, 2016 and 2015

Exhibit 99.4 – Interim Unaudited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Nine Months Ended September 30, 2016 and 2015

(b)	Pro forma financial information

The following pro forma financial statements are filed as an exhibit to this Current Report on Form 8-K:

Exhibit 99.5 – Unaudited Pro Forma Combined Financial Statements for Longbau Group, Inc., Long Bao Life Technology Co., Ltd. and Ho-Cheng Insurance Brokers Co., Ltd. as of September 30, 2016, for the Nine Months Ended September 30, 2016 and for the Year Ended December 31, 2015

(c)	Exhibits

Exhibit	Description
10.1	Share Exchange Agreement, dated December 29 between Longbau Group, Inc., Long Bao Life Technology Co., Ltd, the shareholders of Life and Tsai Ko.

10.2	Share Exchange Agreement, dated December 29 between Longbau Group, Inc., Ho-Cheng Insurance Brokers Co., Ltd., the shareholders of Ho-Cheng and Tsai Ko.

99.1	Audited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Years Ended December 31, 2015 and 2014

99.2	Audited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Years Ended December 31, 2015 and 2014

99.3	Interim Unaudited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Nine Months Ended September 30, 2016 and 2015

99.4	Interim Unaudited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Nine Months Ended September 30, 2016 and 2015

99.5	Unaudited Pro Forma Combined Financial Statements for Longbau Group, Inc., Long Bao Life Technology Co., Ltd. and Ho-Cheng Insurance Brokers Co., Ltd. as of September 30, 2016, for the Nine Months Ended September 30, 2016 and for the Year Ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2016	Longbau Group, Inc.
(Registrant)

	By:	/s/ Tsai Ko
Tsai Ko, Chief Executive Officer

Exhibit Index

Exhibit	Description
10.1	Share Exchange Agreement, dated December 29 between Longbau Group, Inc., Long Bao Life Technology Co., Ltd, the shareholders of Life and Tsai Ko.

10.2	Share Exchange Agreement, dated December 29 between Longbau Group, Inc., Ho-Cheng Insurance Brokers Co., Ltd., the shareholders of Ho-Cheng and Tsai Ko.

99.1	Audited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Years Ended December 31, 2015 and 2014

99.2	Audited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Years Ended December 31, 2015 and 2014

99.3	Interim Unaudited Financial Statements for Ho-Cheng Insurance Brokers Co., LTD. for the Nine Months Ended September 30, 2016 and 2015

99.4	Interim Unaudited Financial Statements for LONG BAO LIFE TECHNOLOGY CO., LTD. for the Nine Months Ended September 30, 2016 and 2015

99.5	Unaudited Pro Forma Combined Financial Statements for Longbau Group, Inc., Long Bao Life Technology Co., Ltd. and Ho-Cheng Insurance Brokers Co., Ltd. as of September 30, 2016, for the Nine Months Ended September 30, 2016 and for the Year Ended December 31, 2015